UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2011
GOODRICH PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana, Suite 700
Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 780-9494
N/A
(Former Name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 1.01. Entry into a Material Definitive Agreement.
     On February 4, 2011, Goodrich Petroleum Company, L.L.C. (“Goodrich Sub”), a wholly-owned subsidiary of Goodrich Petroleum Corporation (together with Goodrich Sub, the “Company”), entered into a Third Amendment (“the Third Amendment”) to the Second Amended and Restated Credit Agreement (the “Credit Agreement”) with BNP Paribas, as administrative agent, and the lenders party thereto. Pursuant to the Third Amendment, if the Company’s obligations under the Credit Agreement mature on August 31, 2011, the latest expiration date for letters of credit issued under the Credit Agreement will be extended from five days prior to maturity to December 31, 2011. If such extension is utilized, the Company will be required to cash collateralize 105% of any outstanding letters of credit. In addition, the Third Amendment decreased the Company’s maximum interest coverage ratio from 3.0 to 1.0 to 2.5 to 1.0
     A copy of the Third Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events.
     The Company is also filing with this Current Report on Form 8-K, as Exhibit 10.2, the Second Amendment to the Credit Agreement, which was entered into on October 29, 2010 to acknowledge an increase in the borrowing base and to add a lender.
Item 9.01. Financial Statements and Other Exhibits.
     (d) Exhibits

Exhibit No.	Description
10.1	Third Amendment to Second Amended and Restated Credit Agreement dated as of February 4, 2011 among Goodrich Petroleum Company, L.L.C., BNP Paribas, as administrative agent, and the lenders party thereto.

10.2	Second Amendment to Second Amended and Restated Credit Agreement dated as of October 29, 2010 among Goodrich Petroleum Company, L.L.C., BNP Paribas, as administrative agent, and the lenders party thereto.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION
Date: February 10, 2010	By:	/s/ Michael J. Killelea
Michael J. Killelea
Senior Vice President, General Counsel and Corporate Secretary

3

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment to Second Amended and Restated Credit Agreement dated as of February 4, 2011 among Goodrich Petroleum Company, L.L.C., BNP Paribas, as administrative agent, and the lenders party thereto.

10.2	Second Amendment to Second Amended and Restated Credit Agreement dated as of October 29, 2010 among Goodrich Petroleum Company, L.L.C., BNP Paribas, as administrative agent, and the lenders party thereto.

4